SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported) August 15, 2002 (August 5,
2002)




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         Oklahoma                        1-13726                73-1395733
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                     Identification No.)


        6100 North Western Avenue, Oklahoma City, Oklahoma         73118
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             (Address of principal executive offices)            (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.       REGULATION FD DISCLOSURE

         The following certifications accompanied Chesapeake Energy Corporation's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, which was filed with the Securities and Exchange Commission on August 5, 2002:



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Chesapeake Energy Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Aubrey K. McClendon, Chief Executive Officer of the Company, certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Aubrey K. McClendon
                                            -----------------------------------
                                            Aubrey K. McClendon
                                            Chief Executive Officer
                                            August 5, 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Chesapeake Energy Corporation (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marcus C. Rowland, Chief Financial Officer of the Company, certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Marcus C. Rowland
                                            -----------------------------------
                                            Marcus C. Rowland
                                            Chief Financial Officer
                                            August 5, 2002

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION


                                             By: /s/ Aubrey K. McClendon
                                                -------------------------------
                                                       Aubrey K. McClendon
                                                    Chairman of the Board and
                                                     Chief Executive Officer

Dated: August 15, 2002